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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

ING Global Equity Dividend and
Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       February 28

Date of reporting period:       August 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2008

ING Global Equity Dividend and
Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio. The Fund buys out of the money put options on selected indices to partially protect portfolio value from significant market declines and also partially hedges currency exposure to reduce volatility of total return.

For the six-month period ended August 31, 2008, the Fund made total monthly distributions of $0.94 per share including a return of capital of $0.43 per share.

Based on net asset value (“NAV”), the Fund had a total return of (8.14)% for the six-month period.(1) This NAV return reflects a decrease in net asset value from $17.39 on February 29, 2008 to $15.05 on August 31, 2008, plus the reinvestment of $0.94 per share in distributions. Based on its share price, the Fund provided a total return of (15.84)% for the six-month period.(2) This share price return reflects a decrease in its share price from $17.34 on February 29, 2008 to $13.75 on August 31, 2008, plus the reinvestment of $0.94 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 10, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Six Months Ended August 31, 2008

Our new fiscal year carried on where the previous one left off, as mutually reinforcing financial dislocation and economic weakness continued to drive investors from risk assets, with volatility as the norm. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.8% for the six months ended August 31, 2008. In currencies the dollar at first continued its weakening trend against the euro. But the tide turned in mid-July and for the whole six months the dollar strengthened by 3.1% against the euro. The dollar gained 2.5% on the yen, and in its biggest move, gained 8.9% against the pound.

In some ways March symbolized these turbulent times with its mixture of crisis, remedy and apparent relief. Bear Stearns, an investment bank near the eye of the storm, was laid low in days by self-fulfilling rumors of insolvency due to liquidity problems. The Federal Reserve Board (the “Fed”), which had been reducing rates since August, then cut the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%, and followed this up by opening the discount window to other primary dealers.

For a while investors seemed to think the worst had passed. After five consecutive months of loss through March, stock markets rose strongly from mid-March lows, sustained by another federal funds rate cut of 0.25%. But by mid-May, it was obvious that the problems had not gone away and global equities resumed a downward path.

The housing market continued its inexorable march down. The now popular Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities fell 15.4% year-over-year in the second quarter. Single family housing starts were at the lowest level since 1991, and one-third of existing home sales were distressed. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high.

By August, payrolls had declined for seven consecutive months and the unemployment rate rose to 5.7% from 4.9% in February. Gross Domestic Product (“GDP”) growth was finalized at just 0.96% annualized for the first quarter. There was improvement to 3.3% for the second quarter, but this was after a massive, temporary fiscal stimulus.

There was more trouble in the financial sector.  Lehman Brothers, Merrill Lynch and huge global insurer AIG declared losses in the billions, directly or indirectly due to mortgage write downs. But the most attention was directed at the government sponsored mortgage lending agencies known as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Corporation (“Freddie Mac”). Lightly capitalized for their trillions in liabilities, they were, by any rational assessment, insolvent. The systemic risk to the broader economy was obvious and finally Treasury Secretary Paulson was given authorization to buy stock in and lend to the agencies. But as August ended, with their stock prices down 90% in 2008, there was a sense of foreboding that the game was up for Fannie Mae and Freddie Mac, among others.

In US fixed income markets, the Treasury yield curve steepened as the market sought the safety of Treasury Bills, while longer term yields were supported by headline consumer price index inflation of 5.0% and the prospect of increasing calls on the public purse. For the six-months through August 31, 2008, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(3) of investment grade bonds rose just 0.18%, and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4) returned 0.74%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500® ”) Index(5) including dividends, returned (2.6)% in the six months through August 31, 2008, supported to some extent by sharply falling oil prices after peaking in mid-July at nearly $150 per barrel. Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector, which contributed a net loss. It was not just financials that were in the news, however. The domestic automakers were facing the perfect storm of rising gasoline prices driving customers from high margin SUVs and pick-up trucks, a slowing economy and sagging consumer confidence, at the same time as credit conditions were getting tighter. General Motors’ stock price traded at a 54-year low at one point, while Ford incurred a record loss of $8.7 billion in the second quarter.

In international markets, the MSCI Japan® Index(6) fell 4.9% for the six-month period. The export dependent economy suffered from slowing global demand, while high energy prices and political deadlock sapped domestic confidence. The longest postwar expansion

Market Perspective:  Six Months Ended August 31, 2008

came to an end as the first quarterly drop in exports for three years led to a decline in GDP of 0.6% in the second quarter of 2008. The MSCI Europe ex UK® Index(7) slumped 7.2% in the same period, beset by sharply falling economic activity and a European Central Bank that actually raised interest rates in July as consumer price inflation, driven by food and energy, surged to 4.0%, a 16-year high. First quarter GDP growth was actually reported at 0.8%. But soon business and consumer confidence sagged to five-year lows as banks continued to write down asset-backed securities in huge volumes and toughened credit standards. With purchasing managers’ indices in contraction territory, second quarter GDP fell 0.2%. In the UK, the MSCI UK® Index(8) slipped 1.8%, supported by large, out performing energy and staples sectors. As in Continental Europe, lenders were tightening their rules, mortgage approvals were at the lowest since record-keeping began, and house price declines were accelerating. GDP growth evaporated, and the economy fell flat in the second quarter. The Bank of England did cut rates, by 0.25% to 5.0%, but with inflation now up to 4.4% it was clear that the Bank was out of ammunition.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from covered call option writing utilizing an integrated option strategy. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

The Fund is managed by Moudy El Khodr, Nicolas Simar, Kris Hermie, Frank van Etten, Willem van Dommelen, Bas Peeters and Alexander van Eekelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio generally consisting of 65 to 90 common stocks with a history of attractive dividend yields, and stable or growing dividends that are supported by business fundamentals.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by selling covered calls on individual securities and selected indices and by buying puts on both local and regional indices. To generate premiums, the Fund writes covered call options on a substantial portion of the common stocks held in the Fund’s portfolio, and on international, regional or country indices.

Writing covered call options involves granting the buyer the right to purchase certain common stock at a particular price (the “strike price”) either at a particular time or during a particular span of time. If the purchaser exercises a covered call option sold by the Fund, either the common stock will be called away from the Fund and the Fund will receive payment equal to the strike price in addition to the original premium received, or the Fund will pay the purchaser the difference between the cash value of the common stock and the strike price of the option. The payment received for the common stock may be lower than the market value of the common stock at that time.

Once the underlying portfolio is constructed, the specific securities and percentage of each underlying security to be used for covered call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell covered call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options. The Fund also may generate premiums by writing (selling) index call options on selected equity indices and engage in other related option strategies to seek gains and lower volatility over a market cycle.

Top Ten Holdings
as of August 31, 2008
(as a percent of net assets)

Royal Dutch Shell PLC	2.0%
Telecom Italia S.p.A. RNC	2.0%
Total SA	2.0%
ENI S.p.A.	2.0%
Enel S.p.A.	2.0%
Intesa Sanpaolo S.p.A.	1.7%
UniCredito Italiano S.p.A.	1.6%
AT&T, Inc.	1.6%
Lloyds TSB Group PLC	1.6%
Danske Bank A/S	1.6%

Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund
Portfolio Managers’ Report

The Fund may seek, and during the reporting period sought, to partially hedge against significant market declines by buying out-of-the-money put options on related indices, such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Dow Jones Euro Stoxx 50 (Price) Index (“EuroStoxx50”) or any other broad-based global or regional securities index with an active derivatives market. The Fund generally invests in out-of-the-money puts that expire in 20 to 125 trading days. A portion of the premiums generated from the covered call strategy is used to buy put protection. Also, the Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are implemented either by selling the international currencies forward or by buying out-of-the-money puts on international currencies versus the U.S. Dollar.

Performance: Based on its share price as of August 31, 2008, the Fund provided a total return of (15.84)% for the six-month period. This return reflects a decrease in its share price from $17.34 on February 29, 2008 to $13.75, plus the reinvestment of $0.94 per share in distributions. Based on NAV, the Fund had a total return of (8.14)% for the six-month period. The Morgan Stanley Capital International (“MSCI”) Worldsm Index and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”) returned (6.32)% and 1.00%, respectively, for the same period. During the period, the Fund made total monthly distributions of $0.94 per share including a return of capital of $0.43 per share. As of August 31, 2008, the Fund had 97,401,440 shares outstanding.

Market Review: For the six-month period ended August 31, 2008, the reference index for the equity portion of the Fund’s portfolio — the MSCI Worldsm Index — returned (6.32)%, reflecting the impact of the continued and severe global credit crisis and slowing economic and earnings growth in the focus regions. The Asia Pacific and European markets contracted especially sharply. Market volatility increased dramatically in the course of 2007 and has remained elevated throughout 2008.

Equity Portfolio: The Fund’s underlying equity portfolio underperformed its reference index for the reporting period. The equity portfolio tracked the index except in May and June when valuation factors (dividend yield, low price-to-earnings and price-to-book ratios) were out of favor. When the long materials, short financials trade reversed in July, the Fund’s positioning — absent metals and miners, present in construction/paper stocks as well as overweight financials — led to the equity portion regaining strength.

Over the period the bulk of the underperformance versus the reference index was attributed to sector allocation. The largest detractor was the overweight in the weak financials sector exacerbated by stock picking. Underweighting the Information Technology sector was the second detractor. Positive contributions came almost exclusively from stock picking in consumer discretionary (Leggett & Platt, Inc., Foot Locker, Inc. and Opap SA), utilities (Southern Co. and OGE Energy Corp.) and healthcare (AstraZeneca PLC and GlaxoSmithKline PLC).

Option Portfolio: The option strategy of the Fund is designed to dampen NAV total return volatility and seeks to enhance potential capital gains over a market cycle. The Fund writes (sells) covered calls on a portion of the value of the portfolio and uses some of the proceeds to purchase out-of-the-money puts on local and regional indices, for partial protection against significant market declines. Option activities in aggregate contributed to results for the period.

Over the reporting period calls were written on around 65% of the number of stocks in the equity portfolio. The coverage expressed in market value of the portfolio was between about 25% and 35%. The Fund differentiated between the coverage ratios of individual stocks in the portfolio to benefit from highly divergent volatility levels.

Overall, call writing added value for the period. Market strength between March and May resulted in most of the call options expiring in these months to expire in-the-money. Call options written in May and expiring in July expired out-of-the-money due to the market decline in that period. A market rebound starting in the middle of July and lasting until August led to most options written in July expiring in-the-money.

The equity puts bought contributed to Fund performance during the market decline of June and July. At the beginning of July the Fund locked in the gains in the put option portfolio. For the total period, however, puts led to underperformance.

ING Global Equity Dividend and Premium Opportunity Fund
Portfolio Managers’ Report

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. This risk is partially hedged by purchasing FX put options. In the latter part of the reporting period the U.S. dollar strengthened significantly against foreign currencies. As with the index put options, the Fund decided to roll a part of the FX put options to lock in some of the gains. For the period, FX puts added to the Fund’s total return.

Current Strategy & Outlook: The global equity market outlook, which remains captive to the stabilization of the global financial sector and weaker growth, is expected to improve somewhat late in 2008 and into 2009 as the fiscal and monetary measures taken in the United States and elsewhere take effect. We believe the economic rebound will be muted, however, as consumers in the developed economies are likely to be restrained for an extended period.

We believe investments in defensive names will give the strategy downside protection and lower volatility. We will seek to exploit any temporary under-valuations of sectors or stocks that may arise. Continued elevated market volatility is expected to benefit the level of call premiums the Fund should receive, while allowing significant upside potential given the Fund’s relatively low coverage ratio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2008 (Unaudited)

ASSETS:
Investments in securities at value*	$1,392,420,603
Cash	57,069,416
Foreign currencies at value**	33,021,366
Receivables:
Investment securities sold	7,377,418
Dividends and interest	6,768,204
Prepaid expenses	14,164

Total assets	1,496,671,171

LIABILITIES:
Payable for investment securities purchased	1,364,647
Payable to affiliates	1,117,010
Payable for trustee fees	19,578
Other accrued expenses and liabilities	405,612
Written options***	28,167,253

Total liabilities	31,074,100

NET ASSETS (equivalent to $15.05 per share on 97,401,440 shares outstanding)	$1,465,597,071

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$1,767,781,342
Distributions in excess of net investment income	(12,250,591)
Accumulated net realized loss on investments, foreign currency related transactions and written options	(96,466,092)
Net unrealized depreciation on investments, foreign currency related transactions and written options	(193,467,588)

NET ASSETS	$1,465,597,071

* Cost of investments in securities	$1,578,097,872
** Cost of foreign currencies	$33,046,414
*** Premiums received from written options	$20,186,971

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$55,661,731
Interest	368,062

Total investment income	56,029,793

EXPENSES:
Investment management fees	8,485,042
Transfer agent fees	11,474
Administrative service fees	808,092
Shareholder reporting expense	105,191
Professional fees	48,861
Custody and accounting expense	313,359
Trustee fees	27,256
Miscellaneous expense	93,552

Total expenses	9,892,827
Net waived and reimbursed fees	(1,616,209)

Net expenses	8,276,618

Net investment income	47,753,175

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(146,763,391)
Foreign currency related transactions	(2,768,817)
Written options	36,491,010

Net realized loss on investments, foreign currency related transactions and written options	(113,041,198)

Net change in unrealized appreciation or depreciation on:
Investments	(57,441,750)
Foreign currency related transactions	(544,094)
Written options	(14,067,955)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	(72,053,799)

Net realized and unrealized loss on investments, foreign currency related transactions and written options	(185,094,997)

Decrease in net assets resulting from operations	$(137,341,822)

* Foreign taxes withheld	$4,073,885

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	August 31,	February 29,
	2008	2008

FROM OPERATIONS:
Net investment income	$47,753,175	$64,513,489
Net realized gain (loss) on investments, foreign currency related transactions and written options	(113,041,198)	146,825,424
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	(72,053,799)	(262,545,174)

Decrease in net assets resulting from operations	(137,341,822)	(51,206,261)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(48,928,744)	(59,969,996)
Net realized gains	—	(131,048,424)
Return of capital	(42,156,234)	(9,976,217)

Total distributions	(91,084,978)	(200,994,637)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	2,565,924	10,261,863

Net increase in net assets resulting from capital share transactions	2,565,924	10,261,863

Net decrease in net assets	(225,860,876)	(241,939,035)

NET ASSETS:
Beginning of period	1,691,457,947	1,933,396,982

End of period	$1,465,597,071	$1,691,457,947

Distributions in excess of net investment income at end of period	$(12,250,591)	$(9,864,433)

See Accompanying Notes to Financial Statements

ING Global Equity Dividend and Premium Opportunity Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months			March 30,
	Ended	Year Ended		2005(1) to
	August 31,	February 29,	February 28,	February 28,
	2008	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$17.39	19.98	19.08	19.06 (2)
Income (loss) from investment operations:
Net investment income	$0.49	0.66 *	0.67 *	0.63
Net realized and unrealized gain (loss) on investments	$(1.89)	(1.18)	2.09	0.79
Total from investment operations	$(1.40)	(0.52)	2.76	1.42
Less distributions from:
Net investment income	$0.51	0.61	0.57	0.66
Net realized gains on investments	$—	1.35	1.24	0.43
Return of capital	$0.43	0.11	0.06	0.31
Total distributions	$0.94	2.07	1.87	1.40
Adjustment to paid-in capital for offering costs	$—	—	0.01	—
Net asset value, end of period	$15.05	17.39	19.98	19.08
Market value, end of period	$13.75	17.34	20.55	18.96
Total investment return at net asset value(3)%	(8.14)	(2.74)	15.32	7.84
Total investment return at market value(4)%	(15.84)	(5.71)	19.35	2.13

Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,465,597	1,691,458	1,933,397	1,825,844
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.23	1.23	1.21	1.23
Net expenses after expense waiver(5)(6)%	1.03	1.03	1.01	1.03
Net investment income after expense waiver(5)(6)%	5.93	3.40	3.43	3.75
Portfolio turnover rate %	35	79	119	112

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	The investment Advisor has contractually agreed to waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets for the first five years of the Fund’s existence.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid monthly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2008, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2008, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$991,536	$125,474	$1,117,010

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

The Fund places a portion of its transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms during the six months ended August 31, 2008 were:

Affiliated Broker	Commissions Received

ING Baring, LLC	$19,479

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2008, excluding short-term securities, were $536,041,679 and $538,373,873, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the six months ended August 31, 2008 was as follows:

	Number of
	Contracts	Premium

Balance at 02/29/2008	31,658,000	$24,201,090
Options Written	138,315,119	88,207,445
Options Expired	(85,446,057)	(50,956,416)
Options Exercised	(6,370,000)	(4,244,514)
Options Terminated in Closing Purchase Transactions	(46,833,062)	(37,020,634)

Balance at 08/31/2008	31,324,000	$20,186,971

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

investments in issuers located in countries with emerging markets.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 29,
	2008	2008

Number of Shares
Reinvestment of distributions	148,968	502,453

Net increase in shares outstanding	148,968	502,453

$
Reinvestment of distributions	$2,565,924	$10,261,863

Net increase	$2,565,924	$10,261,863

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2008, the Fund did not have any securities on loan.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2008. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2007
Ordinary	Long-Term	Return
Income	Capital Gains	of Capital

$172,652,006	$18,270,019	$9,976,217

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of the tax year ended December 31, 2007 were:

Unrealized
Appreciation

$3,967,356

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2005.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2008, the Fund paid dividends of:

Per Share Amount	Payable Date	Declaration Date	Record Date

$0.156	9/15/2008	8/15/2008	9/4/2008
$0.156	10/15/2008	9/15/2008	10/3/2008

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2008 (Unaudited)

Shares		Value

COMMON STOCK: 92.6%

	Australia: 6.9%
1,530,714	Australia & New Zealand Banking Group Ltd.	$21,554,953
1,201,508	Crown Ltd.	9,391,757
2,156,374	Foster’s Group Ltd.	10,292,008
4,291,846	Insurance Australia Group	14,507,869
1,136,599	Lion Nathan Ltd.	8,692,846
5,844,216	Macquarie Airports Management Ltd.	15,908,578
1,309,296	Suncorp-Metway Ltd.	12,711,896
307,672	Wesfarmers Ltd.	8,066,463

		101,126,370

	Austria: 0.2%
109,000	Telekom Austria AG	2,342,909

		2,342,909

	Bermuda: 0.6%
2,037,951	Hiscox Ltd.	9,182,463

		9,182,463

	Canada: 1.6%
214,783	Enerplus Resources Fund	9,297,956
384,687	TransCanada Corp.	14,589,702

		23,887,658

	Denmark: 1.6%
823,009	Danske Bank A/S	23,159,177

		23,159,177

	France: 9.4%
248,395	BNP Paribas	22,282,315
235,773	Bouygues SA	14,210,350
493,786	France Telecom SA	14,559,268
307,663	Sanofi-Aventis	21,827,327
408,597	Total SA	29,352,034
259,731	Vinci SA	14,748,899
555,778	Vivendi	21,471,378

		138,451,571

	Germany: 1.0%
93,276	Muenchener Rueckversicherungs AG	14,464,011

		14,464,011

	Hong Kong: 1.6%
755,346	Hang Seng Bank Ltd.	14,897,895
1,328,500	HongKong Electric Holdings	8,434,971

		23,332,866

	Hungary: 0.8%
429,769	Magyar Telekom Telecommunications PLC ADR	11,079,445

		11,079,445

	Ireland: 1.0%
1,195,083	Allied Irish Banks PLC	15,121,755

		15,121,755

	Israel: 0.9%
3,492,074	Bank Hapoalim BM	13,583,380

		13,583,380

	Italy: 11.7%
3,124,275	Enel S.p.A.	28,686,380
904,357	ENI S.p.A.	29,334,902
4,544,383	Intesa Sanpaolo S.p.A.	24,393,598
795,999	Italcementi S.p.A. RNC	9,120,888
2,558,401	Mediaset S.p.A.	18,574,838
424,398	Pirelli & C Real Estate S.p.A.	8,270,534
23,279,817	Telecom Italia S.p.A. RNC	29,506,738
4,357,671	UniCredito Italiano S.p.A.	23,447,139

		171,335,017

	Netherlands: 2.8%
377,113	Randstad Holdings NV	11,563,493
848,980	Royal Dutch Shell PLC	29,545,517

		41,109,010

	New Zealand: 0.9%
6,067,418	Telecom Corp. of New Zealand Ltd.	13,887,362

		13,887,362

	Singapore: 0.6%
677,000	DBS Group Holdings Ltd.	8,560,321

		8,560,321

	South Korea: 0.6%
141,918	S-Oil Corp.	8,415,833

		8,415,833

	Spain: 3.0%
1,335,380	Banco Santander Central Hispano SA	22,700,639
882,240	Telefonica SA	21,798,852

		44,499,491

	Sweden: 2.0%
470,032	Holmen AB	14,994,647
2,008,506	TeliaSonera AB	13,997,167

		28,991,814

	Taiwan: 0.9%
1,382,457	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,423,657

		13,423,657

	Thailand: 0.6%
1,704,100	Siam Cement PCL	8,376,688

		8,376,688

	United Kingdom: 16.1%
440,322	AstraZeneca PLC	21,466,588
2,300,584	Aviva PLC	21,474,993
3,392,831	BBA Aviation PLC	8,201,678
2,252,209	BP PLC	21,647,333
2,472,896	Brit Insurance Holdings PLC	8,707,606
415,608	British American Tobacco PLC	14,041,009
916,638	GlaxoSmithKline PLC	21,569,316
556,757	HSBC Holdings PLC	8,760,440
4,206,181	Lloyds TSB Group PLC	23,213,735
1,762,973	Marks & Spencer Group PLC	8,401,738
5,269,758	Royal Bank of Scotland Group PLC	22,412,730
2,666,918	Tate & Lyle PLC	21,493,675
1,505,153	United Utilities Group PLC	19,584,302
5,568,575	Vodafone Group PLC	14,230,770

		235,205,913

	United States: 27.8%
402,299	Altria Group, Inc.	8,460,348
338,127	Ameren Corp.	14,153,996
729,092	AT&T, Inc.	23,323,653
488,342	Bank of America Corp.	15,206,970
986,788	Bristol-Myers Squibb Co.	21,058,056
374,468	Carnival Corp.	13,877,784
1,218,084	Citigroup, Inc.	23,131,415
346,871	Consolidated Edison, Inc.	14,187,024
674,819	Dow Chemical Co.	23,031,572
799,800	Duke Energy Corp.	13,948,512
583,378	Foot Locker, Inc.	9,503,228
678,580	Frontier Communications Corp.	8,529,751
487,510	General Electric Co.	13,699,031
547,461	Kraft Foods, Inc.	17,250,496

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Shares			Value

	United States (continued)
700,549	Leggett & Platt, Inc.		$15,629,248
811,543	Masco Corp.		15,468,010
331,338	MeadWestvaco Corp.		8,773,830
641,095	Merck & Co., Inc.		22,867,859
782,944	Newell Rubbermaid, Inc.		14,171,286
424,457	OGE Energy Corp.		14,304,201
1,165,656	Pfizer, Inc.		22,275,686
260,106	Philip Morris International, Inc.		13,967,692
610,168	Sara Lee Corp.		8,237,268
380,442	Southern Co.		14,270,379
330,703	Spectra Energy Corp.		8,750,401
466,529	US Bancorp.		14,863,614
271,739	UST, Inc.		14,562,493

			407,503,803

	Total Common Stock (Cost $1,534,408,398)		1,357,040,514

REAL ESTATE INVESTMENT TRUSTS: 1.8%

	Australia: 0.6%
630,237	Westfield Group		9,248,248

			9,248,248

	Netherlands: 0.6%
121,901	Corio NV		8,965,618

			8,965,618

	United States: 0.6%
197,667	Rayonier, Inc.		8,893,038

			8,893,038

	Total Real Estate Investment Trusts (Cost $27,317,330)		27,106,904

No. of
Contracts			Value

PURCHASED OPTIONS: 0.6%

	Australia: 0.1%
20,000,000	UBS AG, London Australian Dollar Currency Option (AUD/USD), Strike Price 0.8175, Expires 11/20/08		$134,755
22,000,000	UBS AG, London Australian Dollar Currency Option (AUD/USD), Strike Price 0.8400, Expires 10/20/08		189,207
23,000,000	Deutsche Bank, AG Australian Dollar Currency Option (AUD/USD), Strike Price 0.8500, Expires 09/18/08		133,011
6,000	Morgan Stanley S&P/ASX 200 Index, Strike Price 4,419.1200 AUD, Expires 11/21/08		244,360
3,300	Goldman Sachs S&P/ASX 200 Index, Strike Price 4,469.9777 AUD, Expires 10/17/08		75,709
6,800	BNP Paribas S&P/ASX 200 Index, Strike Price 4,782.9300 AUD, Expires 09/19/08		155,392

			932,434

	European Union: 0.2%
18,200	Goldman Sachs Dow Jones Euro Stoxx 50 Index, Strike Price 3,056.328 EUR, Expires 11/21/08		1,020,772
18,000	ABN AMRO Dow Jones Euro Stoxx 50 Index, Strike Price 2,987.260 EUR, Expires 10/17/08		317,840
18,700	Morgan Stanley Dow Jones Euro Stoxx 50 Index, Strike Price 3,115.350 EUR, Expires 09/19/08		170,261
85,000,000	Citibank, N.A., London European Union Currency Option (EUR/USD), Strike Price 1.4110, Expires 11/20/08		461,113
85,000,000	Citibank, N.A., London European Union Currency Option (EUR/USD), Strike Price 1.4350, Expires 10/20/08		475,686
85,000,000	Deutsche Bank, AG European Union Currency Option (EUR/USD), Strike Price 1.4340, Expires 09/18/08		990,355

			3,436,027

	United Kingdom: 0.2%
6,100	Morgan Stanley FTSE 100 Index, Strike Price 4,977.860 GBP, Expires 11/21/08		466,584
3,600	Morgan Stanley FTSE 100 Index, Strike Price 4,904.600 GBP, Expires 10/17/08		76,904
3,600	Morgan Stanley FTSE 100 Index, Strike Price 5,105.660 GBP, Expires 09/19/08		33,146
47,500,000	Citibank, N.A., London United Kingdom Currency Option (GBP/USD), Strike Price 1.7700, Expires 11/20/08		333,426
50,000,000	Goldman Sachs United Kingdom Currency Option (GBP/USD), Strike Price 1.7750, Expires 10/20/08		988,955
52,500,000	Goldman Sachs United Kingdom Currency Option (GBP/USD), Strike Price 1.8200, Expires 09/18/08		380,767

			2,279,782

	United States: 0.1%
67,600	ABN AMRO S&P 500 Index, Strike Price 1,173.1700 USD, Expires 11/21/08		1,068,598
68,000	Deutsche Bank, AG S&P 500 Index, Strike Price 1,147.2545 USD, Expires 10/17/08		344,626
68,200	BNP Paribas S&P 500 Index, Strike Price 1,196.3700 USD, Expires 09/19/08		211,718

			1,624,942

	Total Purchased Options (Cost $16,372,144)		8,273,185

	Total Investments in Securities
	(Cost $1,578,097,872)*	95.0%	$1,392,420,603
	Other Assets and Liabilities - Net	5.0	73,176,468

	Net Assets	100.0%	$1,465,597,071

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $1,595,694,266.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$31,296,934
Gross Unrealized Depreciation	(234,570,597)

Net Unrealized Depreciation	$(203,273,663)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.6%
Agriculture	3.5
Banks	19.6
Beverages	1.3
Building Materials	2.2
Chemicals	1.6
Commercial Services	0.8
Diversified	0.6
Diversified Financial Services	1.6
Electric	7.4
Engineering & Construction	3.1
Food	3.2
Forest Products & Paper	2.2
Housewares	1.0
Insurance	4.7
Leisure Time	0.9
Lodging	0.6
Media	2.7
Miscellaneous Manufacturing	2.5
Oil & Gas	8.7
Pharmaceuticals	8.9
Pipelines	1.6
Purchased Options	0.6
Real Estate	0.6
Retail	1.2
Semiconductors	0.9
Shopping Centers	0.6
Telecommunications	10.5
Water	1.3
Other Assets and Liabilities — Net	5.0

Net Assets	100.0%

Written Call Options

# of			Expiration			Premiums
Contracts	Counterparty	Description	Date	Strike		Received	Value

729,000	Morgan Stanley	Australia and New Zealand Banking Group Ltd.	10/01/08	15.85700	AUD	$650,610	$(875,780)
460,000	Morgan Stanley	Foster’s Group Ltd.	10/01/08	5.33540	AUD	102,513	(114,853)
1,039,000	Merrill Lynch	Insurance Australia Group Ltd.	10/01/08	3.66000	AUD	169,044	(337,337)
1,426,000	Morgan Stanley	Macquarie Airports	10/01/08	3.21620	AUD	302,489	(213,112)
352,000	Merrill Lynch	Suncorp-Metway Ltd.	10/01/08	13.03000	AUD	283,254	(46,577)
139,000	Merrill Lynch	Wesfarmers Ltd.	10/01/08	32.70000	AUD	231,408	(205,926)
308,000	Merrill Lynch	Westfield Group	10/01/08	15.73000	AUD	270,872	(509,606)
95,000	Goldman Sachs	TransCanada Corp.	10/01/08	39.52160	CAD	90,364	(107,652)
648,000	Deutsche Bank, AG	Banco Santander S.A.	10/01/08	11.33960	EUR	538,359	(631,149)
120,000	ABN AMRO	BNP Paribas	10/01/08	56.99000	EUR	580,415	(1,034,318)
109,000	ABN AMRO	Bouygues S.A.	10/01/08	41.17900	EUR	380,961	(310,476)
1,552,000	Goldman Sachs	Enel S.p.A.	10/01/08	6.17580	EUR	436,812	(520,285)
446,000	Citibank, N.A., London	ENI S.p.A.	10/01/08	20.93000	EUR	484,840	(700,206)
243,000	BNP Paribas	France Telecom S.A.	10/01/08	18.71000	EUR	248,059	(428,420)
2,052,000	ABN AMRO	Intesa Sanpaolo	10/01/08	3.46820	EUR	501,144	(838,194)
607,000	BNP Paribas	Mediaset S.p.A.	10/01/08	4.65000	EUR	178,614	(336,083)
45,000	Deutsche Bank, AG	Muenchener Rueckver AG (MunichRe)	10/01/08	103.07240	EUR	270,756	(355,115)
417,000	ABN AMRO	Royal Dutch Shell PLC	10/01/08	22.81000	EUR	549,567	(874,032)
149,000	Morgan Stanley	Sanofi-Aventis	10/01/08	47.33250	EUR	409,599	(539,187)
437,000	Morgan Stanley	Telefonica S.A.	10/01/08	16.29800	EUR	356,618	(591,542)
109,000	Merrill Lynch	Telekom Austria AG	10/01/08	13.61000	EUR	115,733	(211,763)
201,000	Morgan Stanley	Total S.A.	10/01/08	48.48700	EUR	531,295	(583,663)
2,051,000	Deutsche Bank, AG	UniCredit S.p.A.	10/01/08	3.53950	EUR	532,969	(758,208)
128,000	Citibank, N.A., London	Vinci S.A.	10/01/08	36.02000	EUR	377,412	(674,202)
273,000	BNP Paribas	Vivendi	10/01/08	25.26600	EUR	408,817	(661,699)
218,000	Morgan Stanley	AstraZeneca PLC	10/01/08	25.69000	GBP	400,506	(686,174)
537,000	Merrill Lynch	Aviva PLC	10/01/08	4.70000	GBP	297,359	(466,731)
205,000	Deutsche Bank, AG	B.A.T Industries PLC	10/01/08	18.20980	GBP	287,294	(318,827)
1,081,000	Societe Generale	BP PLC	10/01/08	5.10814	GBP	412,523	(589,972)
447,000	Merrill Lynch	GlaxoSmithKline PLC	10/01/08	12.32000	GBP	368,347	(693,695)
266,000	Morgan Stanley	HSBC Holdings PLC	10/01/08	8.07661	GBP	170,178	(347,148)
1,985,000	Merrill Lynch	Lloyds TSB Group PLC	10/01/08	2.80000	GBP	730,300	(1,195,590)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

# of			Expiration			Premiums
Contracts	Counterparty	Description	Date	Strike		Received	Value

858,000	BNP Paribas	Marks & Spencer Group PLC	10/01/08	2.46040	GBP	$317,438	$(428,554)
2,715,000	Deutsche Bank, AG	Vodafone Group PLC	10/01/08	1.34510	GBP	323,615	(487,761)
1,517,000	Morgan Stanley	Telecom Corp. of New Zealand	10/01/08	3.16070	NZD	168,236	(188,516)
199,000	Deutsche Bank, AG	Altria Group, Inc.	10/01/08	20.69000	USD	130,922	(135,550)
86,000	Citibank, N.A., London	Ameren Corp.	10/01/08	41.43000	USD	91,160	(91,798)
365,000	Deutsche Bank, AG	AT&T Inc.	10/01/08	30.45000	USD	412,340	(789,279)
235,000	Deutsche Bank, AG	Bank of America Corp.	10/01/08	27.85300	USD	587,218	(914,665)
486,000	Merrill Lynch	Bristol-Myers Squibb Co.	10/01/08	21.49000	USD	391,716	(311,682)
181,000	Morgan Stanley	Carnival Corp.	10/01/08	35.44100	USD	431,685	(604,248)
588,000	Goldman Sachs	Citigroup Inc.	10/01/08	17.00000	USD	778,688	(1,524,426)
89,000	Merrill Lynch	Consolidated Edison, Inc.	10/01/08	40.73000	USD	92,115	(108,021)
325,000	ABN AMRO	Dow Chemical Co.	10/01/08	33.83000	USD	412,750	(412,092)
404,000	Citibank, N.A., London	Duke Energy Corp.	10/01/08	17.64000	USD	189,880	(191,600)
54,000	Goldman Sachs	Enerplus Resources Fund	10/01/08	41.92760	USD	77,204	(105,278)
147,000	UBS AG, London	Foot Locker, Inc.	10/01/08	14.96000	USD	158,113	(258,314)
172,000	Deutsche Bank, AG	Frontier Communications Corp.	10/01/08	12.35000	USD	65,446	(86,539)
240,000	Goldman Sachs	General Electric Co.	10/01/08	28.35000	USD	255,840	(211,392)
271,000	Deutsche Bank, AG	Kraft Foods Inc.	10/01/08	32.55000	USD	250,512	(88,502)
168,000	Goldman Sachs	Leggett & Platt, Inc.	10/01/08	20.15000	USD	160,054	(392,069)
394,000	Merrill Lynch	Masco Corp.	10/01/08	17.28000	USD	485,408	(942,324)
79,000	Goldman Sachs	MeadWestvaco Corp.	10/01/08	25.95000	USD	90,202	(120,461)
316,000	BNP Paribas	Merck & Co. Inc.	10/01/08	34.07370	USD	469,260	(652,206)
187,000	Deutsche Bank, AG	Newell Rubbermaid Inc.	10/01/08	17.66350	USD	168,113	(218,320)
574,000	Merrill Lynch	Pfizer Inc.	10/01/08	19.09000	USD	418,446	(426,612)
128,000	Morgan Stanley	Philip Morris International	10/01/08	54.13600	USD	207,872	(150,428)
47,000	Goldman Sachs	Rayonier Inc.	10/01/08	42.70000	USD	85,277	(149,695)
296,000	Goldman Sachs	Sara Lee Corp.	10/01/08	13.48500	USD	143,205	(178,373)
192,000	UBS AG, London	Southern Co.	10/01/08	37.45000	USD	179,712	(175,482)
164,000	Morgan Stanley	Spectra Energy Corp.	10/01/08	25.97000	USD	138,416	(204,684)
676,000	Morgan Stanley	Taiwan Semiconductor Manufacturing Co. Ltd.	10/01/08	10.13500	USD	308,256	(118,005)
231,000	Deutsche Bank, AG	US Bancorp	10/01/08	29.95790	USD	414,529	(611,435)
66,000	UBS AG, London	UST Inc.	10/01/08	52.48000	USD	114,312	(131,420)

						$20,186,971	$(28,167,253)

	Total Premiums Received:		$20,186,971
	Total Liabilities for Call Options Written:		$28,167,253

The following table summarizes the inputs used as of August 31, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$478,674,964	$—
Level 2 — Other Significant Observable Inputs	913,745,639	(27,892,198)
Level 3 — Significant Unobservable Inputs	—	(275,055)

Total	$1,392,420,603	$(28,167,253)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act (see Note 2). The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Balance at 02/29/08	$—	$(5,820,070)
Net purchases/sales	—	10,622,983
Total realized and unrealized gain (loss)	—	(5,077,968)
Amortization of premium/discount	—	—
Transfers in and/or out of Level 3	—	—

Balance at 08/31/08	$—	$(275,055)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended August 31, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $(977,909). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2008 (Unaudited) (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2008
% of Total Net Assets against which calls written	31%
Average Days to Expiration	41 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$20,186,971
Value of calls	$(28,167,253)

Supplemental Put Option Statistics as of August 31, 2008
% of Total Net Assets against which Currency puts purchased	32%
Average Days to Expiration	50 days
% of Total Net Assets against which Index puts purchased	51%
Average Days to Expiration	49 days
Average Currency Put Moneyness* at time purchased	OTM
Average Index Put Moneyness* at time purchased	5%-10% OTM
Premium Paid for puts	$16,372,144
Value of puts	$8,273,185

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Global Equity Dividend and Premium Opportunity Fund was held June 25, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Global Equity Dividend and Premium Opportunity Fund, Class III Trustees

To elect four Class III Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

Results:

			Shares voted
		Shares voted	against or	Shares	Total
	Proposal 1*	for	withheld	abstained	Shares Voted

Class III Trustees	J. Michael Earley	86,907,007.939	1,329,616.238	—	88,236,624.177
	Patrick W. Kenny	86,886,830.939	1,349,793.238	—	88,236,624.177
	Shaun P. Mathews	86,908,141.939	1,328,482.238	—	88,236,624.177
	Roger B. Vincent	86,918,156.939	1,318,467.238	—	88,236,624.177

*	Proposal 1 Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and

ADDITIONAL INFORMATION (Unaudited) (continued)

will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2008 Dividends:

Declaration Date	Ex-Dividend Date	Payable Date

January 15, 2008	February 1, 2008	February 15, 2008
February 15, 2008	March 3, 2008	March 17, 2008
March 17, 2008	April 1, 2008	April 15, 2008
April 15, 2008	May 1, 2008	May 15, 2008
May 15, 2008	June 2, 2008	June 16, 2008
June 16, 2008	July 1, 2008	July 15, 2008
July 15, 2008	August 1, 2008	August 15, 2008
August 15, 2008	September 2, 2008	September 15, 2008
September 15, 2008	October 1, 2008	October 15, 2008
October 15, 2008	November 3, 2008	November 17, 2008
November 17, 2008	December 1, 2008	December 15, 2008
December 15, 2008	December 29, 2008	January 15, 2009

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2008 was 89,471, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGD                  (0808-102208)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 7, 2008

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 7, 2008